                                     PROXY
                 PaineWebber/Kidder, Peabody Cash Reserve Fund
         Notice of Special Meeting of Shareholders - February 13, 1996

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Jennifer Farrell and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of PaineWebber/Kidder, Peabody Cash Reserve Fund.

                            YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucan Drive, Deer Park, NY 11729.

Please indicate your vote by an "X" in the appropriate box below. The Board of Trustees recommends a vote "FOR"



1. To consider an Agreement and Plan of Reorganization and Termination under which PaineWebber RMA Money Market Portfolio Fund, a series PaineWebber RMA Money Fund, Inc., would acquire the assets of PaineWebber/Kidder, Peabody
Cash Reserve Fund, in exchange solely for shares of common stock of Money Market Portfolio and the assumption by Money Market Portfolio of PaineWebber/Kidder, Peabody Cash Reserve Fund's liabilities, followed by the distribution of those shares to the shareholders of PaineWebber/Kidder, Peabody Cash Reserve Fund, all as described in the accompanying Prospectus/Proxy Statement; and


                        FOR         AGAINST         ABSTAIN


                        ---           ---            ---


                  Continued and to be signed on reverse side

2. To consider and vote upon such other business as may properly come before the meeting or any adjournments thereof.

                        FOR         AGAINST         ABSTAIN


                        ---           ---            ---


This proxy will not be voted unless it is dated and signed exactly as instructed below.


If shares are held jointly, each shareholder name should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."


                                      Sign exactly as name appears hereon.


                                                              (L.S.)
                                      ------------------------

                                                              (L.S.)
                                      ------------------------

                                      Date
                                           -------------------, 1995

                                     PROXY
                   PaineWebber/Kidder, Premium Account Fund
         Notice of Special Meeting of Shareholders - February 13, 1996

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Jennifer Farrell and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of PaineWebber/Kidder, Peabody Premium Account Fund.

                            YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucan Drive, Deer Park, NY 11729.

Please indicate your vote by an "X" in the appropriate box below. The Board of Trustees recommends a vote "FOR"



1. To consider an Agreement and Plan of Reorganization and Termination under which PaineWebber RMA Money Market Portfolio Fund, a series of PaineWebber RMA Money Fund, Inc., would acquire the assets of PaineWebber/Kidder, Peabody Premium Account Fund, in exchange solely for shares of common stock of Money Market Portfolio and the assumption by Money Market Portfolio of PaineWebber/Kidder, Peabody Premium Account Fund's liabilities, followed by the distribution of those shares to the shareholders of PaineWebber/Kidder, Peabody Preimum Account Fund, all as described in the accompanying Prospectus/Proxy Statement; and


                        FOR         AGAINST         ABSTAIN


                        ---           ---            ---


                  Continued and to be signed on reverse side

2. To consider and vote upon such other business as may properly come before the meeting or any adjournments thereof.

                        FOR         AGAINST         ABSTAIN


                        ---           ---            ---


This proxy will not be voted unless it is dated and signed exactly as instructed below.


If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."


                                      Sign exactly as name appears hereon.


                                                              (L.S.)
                                      ------------------------

                                                              (L.S.)
                                      ------------------------

                                      Date
                                           -------------------, 1995